UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date or Report (Date of earliest event reported): March 18, 2005
                                                          --------------

                        PETCARE TELEVISION NETWORK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Florida                      333-105840              59-3645932
------------------------------           -----------             -----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

8406 Benjamin Road, Suite C, Tampa, Florida                        33634
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(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (813) 888-7330
                                                           --------------


                                       N/A
                         (Former Name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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SECTION 5

ITEM 5.03 - AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On March 18, 2005, shareholders holding 6,964,028 shares of the Company's 13,091,685 outstanding shares of Common Stock (53.19%) signed a Written Action of a Majority of the Shareholders of PetCARE Television Network, Inc. in Lieu of Annual Meeting of Shareholders ("Written Action") which approved the an Amendment to the Articles of Incorporation to increase the authorized common shares of the Company from 50,000,000 to 100,000,000 with a par value of $.0005 per share, and to increase the authorized Preferred Shares of the Company from 10,000,000 to 25,000,000 with no par value per share.

The Articles of Amendment to the Articles of Incorporation will be filed with the Florida Department of State on March 25, 2005. The Amendment to the Articles of Incorporation is effective upon filing with the Florida Department of State. Notice to the shareholders of the actions taken pursuant to the Written Action was mailed on March 23, 2005.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

        (a)       Financial Statements

                  None.

        (b)       Pro Forma Financial Information

                           None.
..
        (c)       Exhibits

                  3.1 Articles of Amendment to the Articles of Incorporation as filed with theFlorida Department of State on March 25, 2005.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            PETCARE TELEVISION NETWORK, INC.
                                                       (Registrant)


Date:  March 24, 2005                       By: /s/Philip M. Cohen
                                                ------------------------------
                                                Philip M. Cohen, President and
                                                Chief Executive Officer




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